UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

11490 Westheimer Road, Suite 1000
Houston, Texas 77077
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281)-649-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2009, the Board of Directors of Platinum Energy Resources, Inc. (the “Company”) appointed Michael G. Cunningham as Interim Chief Financial Officer of the Company.

Michael (Mickey) G. Cunningham (52) has been employed by Tandem Energy Corporation, Platinum’s wholly owned subsidiary, as its Chief Financial Officer since 2005.  In December, 2007, he was appointed Vice President.  From 1985-2005 he was the controller for Clayton Williams Energy, Inc., a Midland, Texas based public oil and gas exploration and production company.   Mr. Cunningham was born and raised in the oilfields of West Texas, and in that association, gained a broad understanding of operations, accounting and financial matters.  He received his BBA in Accounting from Howard Payne University in 1980.  He is a Certified Public Accountant and is a member of the AICPA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: July 1, 2009
	By:	/s/ Al Rahmani
Al Rahmani
Interim Chief Executive Officer

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